Execution Version 4152-2256-0566.3 OPORTUN PLW TRUST THIRD AMENDMENT TO THE LOAN AND SECURITY AGREEMENT This THIRD AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of March 31, 2022 (this “Amendment”), is entered into among OPORTUN PLW TRUST, as borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”). RECITALS WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”); WHEREAS, concurrently herewith, the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; and WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement. ARTICLE II AMENDMENTS TO THE LOAN AGREEMENT SECTION 2.01. Amendments. The Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as Schedule I, with a conformed copy of the amended Loan Agreement attached hereto as Schedule II. Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. 2 4152-2256-0566.3 ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity. (c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. SECTION 4.02. Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment 3 4152-2256-0566.3 using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment. SECTION 4.04. Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (b) receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (c) receipt by the Collateral Agent and the Paying Agent of evidence of the consent of the Borrower and the Lenders to this Amendment; (d) receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto; and 4 4152-2256-0566.3 (e) receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof. SECTION 4.07. Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document. (Signature page follows)

Third Amendment to Loan Agreement (PLW Trust) IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN PLW TRUST, as Borrower By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President OPORTUN PLW DEPOSITOR, LLC, as Depositor By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Treasurer OPORTUN, INC., as Seller By: s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Chief Financial Officer Third Amendment to Loan Agreement (PLW Trust) WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent By:/s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President Third Amendment to Loan Agreement (PLW Trust) GOLDMAN SACHS BANK USA, as a Committed Lender By: /s/ Jeff Hartwick Name: Jeff Hartwick Title: Authorized Signatory Third Amendment to Loan Agreement (PLW Trust) JPMORGAN CHASE BANK, N.A., as a Committed Lender By: /s/ Abide Kakou Name: Abide Kakou Title: Executive Director CHARIOT FUNDING LLC, as a Bank Sponsored Lender By: /s/ Abide Kakou Name: Abide Kakou Title: Executive Director

Third Amendment to Loan Agreement (PLW Trust) MORGAN STANLEY BANK, N.A., as a Committed Lender By: /s/ Lilia Dobreva Name: Lilia Dobreva Title: Authorized Signatory 4152-2256-0566.2 SCHEDULE I Amendments to the Loan Agreement CONFORMED COPY As amended by the Third Amendment to the Loan and Security Agreement, dated as of March 31, 2022 4162-7308-5238.54153-4046-1110.3 LOAN AND SECURITY AGREEMENT among OPORTUN PLW TRUST, as Borrower, OPORTUN PLW DEPOSITOR, LLC, as Depositor, OPORTUN, INC., as Seller, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank dated as of September 8, 2021 TABLE OF CONTENTS Page -i- 4162-7308-5238.54153-4046-1110.3 ARTICLE I. DEFINITIONS 1 SECTION 1.1 Certain Defined Terms 1 SECTION 1.2 Other Definitional Provisions 46 ARTICLE II. ADVANCES AND FACILITY LOANS; COLLATERAL 47 SECTION 2.1 Advances 47 SECTION 2.2 Extension of Scheduled Amortization Period Commencement Date 49 SECTION 2.3 Reduction of Maximum Principal Amount 4950 SECTION 2.4 Repayments and Prepayments 50 SECTION 2.5 Broken Funding 50 SECTION 2.6 Fees 5051 SECTION 2.7 Grant of Security Interest 51 SECTION 2.8 Takeouts 52 SECTION 2.9 Removed Receivables 5354 SECTION 2.10 Release of Collateral 5354 SECTION 2.11 Temporary Additional Commitment 54 ARTICLE III. CLOSING; COLLECTIONS, ALLOCATIONS AND PAYMENTS; REPORTING 55 SECTION 3.1 Closing 55 SECTION 3.2 Transactions to be Effected at the Closing 5556 SECTION 3.3 Rights of Lenders 5556 SECTION 3.4 Collection of Money 5556 SECTION 3.5 Establishment of Accounts 56 SECTION 3.6 Collections and Allocations 58 SECTION 3.7 Determination of Monthly Interest; LIBOR Notification 60 SECTION 3.8 Monthly Payments 62 SECTION 3.9 Servicer’s Failure to Make a Deposit or Payment 6465 SECTION 3.10 Determination of One-Month LIBOR 65 SECTION 3.11 Distributions 67 SECTION 3.12 Monthly Statement 67 SECTION 3.13 Borrower Payments 6970 SECTION 3.14 Appointment of Paying Agent 70 SECTION 3.15 Paying Agent to Hold Money in Trust 7071 ARTICLE IV. CONDITIONS PRECEDENT 72 SECTION 4.1 Conditions Precedent to Effectiveness 72 SECTION 4.2 Conditions Precedent to each Advance 75 ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE DEPOSITOR AND THE BORROWER 7576 SECTION 5.1 Representations, Warranties and Covenants of the Seller, the Depositor and the Borrower 7576

TABLE OF CONTENTS
(continued)

Page

SECTION 5.2 Reaffirmation of Representations and Warranties by the Borrower ~~82~~83

ARTICLE VI. COVENANTS 83

SECTION 6.1 Money for Payments to be Held in Trust 83
SECTION 6.2 Affirmative Covenants of the Borrower 83
SECTION 6.3 Negative Covenants of the Borrower ~~88~~89
SECTION 6.4 Further Instruments and Acts ~~91~~92
SECTION 6.5 Appointment of Successor Servicer ~~91~~92
SECTION 6.6 Perfection Representations ~~91~~92
SECTION 6.7 Monthly Statement; Notice of Adverse Effect 92
SECTION 6.8 Further Assurances ~~92~~93
SECTION 6.9 Modifications to Transaction Documents ~~92~~93
SECTION 6.10 Expenses ~~92~~93
SECTION 6.11 Reorganizations and Transfers 93
SECTION 6.12 Custodial Acknowledgement Agreement 93

ARTICLE VII. RAPID AMORTIZATION EVENTS; EVENTS OF DEFULT; REMEDIES ~~93~~94

SECTION 7.1 Rapid Amortization Events ~~93~~94
SECTION 7.2 Events of Default ~~93~~94
SECTION 7.3 Rights of the Collateral Agent Upon Events of Default 97
SECTION 7.4 Collection of Indebtedness and Suits for Enforcement by Collateral Agent 98
SECTION 7.5 Remedies ~~99~~100
SECTION 7.6 Waiver of Past Events ~~100~~102
SECTION 7.7 [Reserved] ~~100~~102
SECTION 7.8 Unconditional Rights of Lenders to Receive Payment; Withholding Taxes ~~101~~102
SECTION 7.9 Restoration of Rights and Remedies ~~102~~103
SECTION 7.10 The Collateral Agent May File Proofs of Claim ~~102~~103
SECTION 7.11 Priorities ~~102~~103
SECTION 7.12 Undertaking for Costs ~~103~~104
SECTION 7.13 Rights and Remedies Cumulative ~~103~~104
SECTION 7.14 Delay or Omission Not Waiver ~~103~~104
SECTION 7.15 Control by Lenders ~~103~~104
SECTION 7.16 Waiver of Stay or Extension Laws ~~104~~105
SECTION 7.17 Action on Facility Loans ~~104~~105
SECTION 7.18 Performance and Enforcement of Certain Obligations ~~104~~105
SECTION 7.19 Reassignment of Surplus 105
SECTION 7.20 Class B Lender Purchase Option ~~105~~106

ARTICLE VIII. INDEMNIFICATION ~~106~~107

SECTION 8.1 Indemnification ~~106~~107
SECTION 8.2 Increased Costs ~~109~~110

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~~4162-7308-5238.5~~4153-4046-1110.3

TABLE OF CONTENTS
(continued)

Page

SECTION 8.3 Indemnity for Taxes ~~110~~111
SECTION 8.4 Other Costs, Expenses and Related Matters ~~112~~113

ARTICLE IX. THE COLLATERAL AGENT ~~112~~113

SECTION 9.1 Duties of the Collateral Agent ~~112~~113
SECTION 9.2 Rights of the Collateral Agent ~~116~~117
SECTION 9.3 Collateral Agent Not Liable for Recitals ~~120~~121
SECTION 9.4 Individual Rights of the Collateral Agent ~~121~~122
SECTION 9.5 Notice of Defaults ~~121~~122
SECTION 9.6 Compensation ~~121~~122
SECTION 9.7 Replacement of the Collateral Agent ~~121~~122
SECTION 9.8 Successor Collateral Agent by Merger, etc. ~~123~~124
SECTION 9.9 Eligibility: Disqualification. ~~123~~124
SECTION 9.10 Appointment of Co-Collateral Agent or Separate Collateral Agent. ~~123~~124
SECTION 9.11 [Reserved] ~~125~~126
SECTION 9.12 Taxes ~~124~~126
SECTION 9.13 [Reserved] ~~125~~126
SECTION 9.14 Suits for Enforcement ~~125~~126
SECTION 9.15 Reports by Collateral Agent to Lenders ~~125~~126
SECTION 9.16 Representations and Warranties of Collateral Agent ~~125~~126
SECTION 9.17 The Borrower Indemnification of the Collateral Agent ~~126~~127
SECTION 9.18 Collateral Agent's Application for Instructions from the Borrower ~~126~~127
SECTION 9.19 [Reserved] ~~126~~127
SECTION 9.20 Maintenance of Office or Agency ~~126~~127
SECTION 9.21 Concerning the Rights of the Collateral Agent ~~127~~128
SECTION 9.22 Direction to the Collateral Agent ~~127~~128

ARTICLE X. MISCELLANEOUS ~~127~~128

SECTION 10.1 Amendments ~~127~~128
SECTION 10.2 Notices ~~127~~128
SECTION 10.3 No Waiver; Remedies ~~129~~130
SECTION 10.4 Binding Effect; Assignability ~~129~~130
SECTION 10.5 Confidentiality ~~131~~132
SECTION 10.6 GOVERNING LAW; JURISDICTION ~~131~~132
SECTION 10.7 Wavier of Trial by Jury ~~131~~132
SECTION 10.8 Lending Decision ~~131~~132
SECTION 10.9 Execution in Counterparts; Electronic Execution ~~131~~132
SECTION 10.10 No Recourse ~~132~~133
SECTION 10.11 Survival ~~132~~133
SECTION 10.12 Recourse ~~132~~133
SECTION 10.13 Waiver of Special Damages ~~132~~133
SECTION 10.14 Right of Setoff ~~133~~134

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TABLE OF CONTENTS
(continued)

| | | Page |
|---|---|---|
| SECTION 10.15 | Severability | ~~133~~134 |
| SECTION 10.16 | Acknowledgement and Consent to Bail-In of Affected Financial Institutions | ~~133~~134 |
| SECTION 10.17 | Recognition of the U.S. Special Resolution Regimes | ~~134~~135 |
| SECTION 10.18 | Intercreditor Agreement | ~~134~~135 |
| SECTION 10.19 | Return of Certain Payments | ~~135~~136 |
| SECTION 10.20 | Entire Agreement | ~~136~~137 |
| SECTION 10.21 | Owner Trustee Limitation of Liability | ~~136~~137 |
| SECTION 10.22 | Multiple Capacities | ~~136~~137 |

SCHEDULES AND EXHIBITS

| | |
|---|---|
| Exhibit A | Form Borrowing Notice |
| Exhibit B | Form of Monthly Statement |
| Exhibit C | Form of Permitted Takeout Release |
| Exhibit D | [Reserved] |
| Exhibit E | Form of Lien Release |
| Exhibit F | Form Assignment Agreement |
| Exhibit G | Form of Intercreditor Agreement |
| Exhibit H | Form Custodial Acknowledgement Agreement |
| Schedule I | Lenders and Commitments |
| Schedule II | Perfection Representations, Warranties and Covenants |
| Schedule III | List of Proceedings |
| Schedule IV | Place of Business and List of Trade Names |

-iv-

4162-7308-5238.54153-4046-1110.3

LOAN AND SECURITY AGREEMENT (this "Agreement") dated as of September 8, 2021, among OPORTUN PLW TRUST, as the Borrower (the "Borrower"), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the "Depositor"), OPORTUN, INC., as the seller (the "Seller"), the Lenders party hereto from time to time and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the "Collateral Agent"), as paying agent (in such capacity, the "Paying Agent"), as securities intermediary (in such capacity, the "Securities Intermediary"), and as depositary bank (in such capacity, the "Depositary Bank").

## RECITALS

WHEREAS, the Borrower is acquiring, and may acquire from time to time, from the Depositor all right, title and interest in certain Loans and Related Rights pursuant to the Transfer Agreement;

WHEREAS, to fund its obligations to purchase such Loans and Related Rights under the Transfer Agreement, the Borrower may from time to time request Advances from the Lenders and the Lenders shall make such Advances to the Borrower, in each case subject to the terms and conditions of this Agreement;

NOW, THEREFORE, for full and fair consideration, the parties hereto agree as follows:

## ARTICLE I.

## DEFINITIONS

SECTION 1.1 Certain Defined Terms. The following terms shall have the following meanings:

"Active Emergency Hardship Deferment Receivable" means any Receivable with respect to which (i) one or more payments has been deferred and added to the end of the loan payment schedule related to such Receivable, (ii) such deferment was as a result of an Emergency and (iii) such deferment was otherwise in accordance with the Credit and Collection Policies; provided that such Receivable shall no longer be considered an Active Emergency Hardship Deferment Receivable upon the earlier to occur of (a) the payment by the related Obligor of the equivalent of one full monthly payment (if on a monthly payment schedule) or two full semi-monthly or bi-weekly payments (if on a semi-monthly or bi-weekly payment schedule) during the period beginning on the date such deferment was granted and ending fifteen (15) days after the expiration of such deferment for a monthly payment schedule loan and thirty (30) days after the expiration of such deferment for a semi-monthly or bi-weekly schedule loan and (b) such Receivable becoming a Rewritten Receivable or a Defaulted Receivable. For the avoidance of doubt, an Active Emergency Hardship Deferment Receivable is not a Re-Aged Receivable.

"Additional Originator" shall have the meaning specified in the Transfer Agreement; provided that the designation of any Additional Originator other than Oportun Bank shall require the prior written consent of all Lenders.

~~4162-7308-5238.5~~4153-4046-1110.3

2 4162-7308-5238.54153-4046-1110.3 “Adjusted Leverage Ratio” means, on any date of determination, the ratio of (i) Adjusted Liabilities to (ii) Tangible Net Worth. “Adjusted Leverage Ratio Covenant” means that the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1. “Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP. “Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be PF Servicing, LLC. “Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Collateral Agent or the Paying Agent. “ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in accordance with its proprietary scoring method. “Advance” means a Class A Advance or a Class B Advance. “Advance Amount” means the amount requested by the Borrower to be funded by the Lenders on an Advance Date. “Advance Date” means the date on which each Advance occurs. “Adverse Claim” means a Lien on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than a Permitted Encumbrance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise. “Agent” means any Registrar or Paying Agent. “Aggregate Class A Loan Principal” means, on any date of determination, the outstanding principal amount of all Class A Loans, which shall equal the Class A Initial Principal Amount, plus the aggregate amount of any Class A Advances made prior to such date, 26 4162-7308-5238.54153-4046-1110.3 “FATCA” means the Foreign Account Tax Compliance Act provisions, sections 1471 through to 1474 of the Code (including any regulations or official interpretations issued with respect thereof or agreements thereunder and any amended or successor provisions). “FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA. “FCA” has the meaning assigned to such term in Section 3.7(c). “FDIC” means the Federal Deposit Insurance Corporation or any successor thereto. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” means the Class A Fee Letter or the Class B Fee Letter, as applicable. “Fees” has the meaning set forth in Section 2.9. “Final Maturity Date” means the date 365 days after the commencement of the Amortization Period. “Finance Charges” means any finance, interest, late, servicing or similar charges or fees owing by an Obligor pursuant to the Loans plus all Recoveries. “Financial Covenants” means each of the Leverage Ratio Covenant, the Adjusted Leverage Ratio Covenant, the Tangible Net Worth Covenant and the Liquidity Covenant. “Fiscal Year” means any period of twelve consecutive calendar months ending on December 31. “Fitch” means Fitch, Inc. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to One-Month LIBOR. “Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (a) increase the commitment of the Class A Lender or Class B Lender or change the Final Maturity Date, (b) extend the date fixed for the payment of principal of or interest on any Advance or any fee hereunder, (c) reduce the amount of any such payment of principal, (d) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (f) amend the terms of Section 3.8 [Monthly Payments], Section 7.1 [Rapid Amortization Events], Section 7.2 [Events of Default], Section 7.20 [Class B Purchase Option], Section 7.5(e) [Collateral Auction] or Section 10.1 [Amendments] or any Sections cross-referenced therein (g) modify the definition of the terms “Class A Additional 29 4162-7308-5238.54153-4046-1110.3 “Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority. “Legacy Loan” means a Loan that was originated prior to August 6, 2020 with an annual percentage rate that is greater than 36.0%. “Lender” means any Bank Sponsored Lender or Committed Lender, and “Lenders” means, collectively, all Bank Sponsored Lenders and Committed Lenders. “Lender Percentage” means, at any time, (a) with respect to any Class A Lender, a percentage equal to (i) such Class A Lender’s Commitment at such time, divided by (ii) the Class A Maximum Principal Amount at such time and (b) with respect to any Class B Lender, a percentage equal to (i) such Class B Lender’s Commitment at such time, divided by (ii) the Class B Maximum Principal Amount at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination. “Leverage Ratio” means, on any date of determination, the ratio of (i) Liabilities to (ii) Tangible Net Worth. “Leverage Ratio Covenant” means that the Parent will have a maximum Leverage Ratio of 611.5:1. “Liabilities” means, on any date of determination, the total liabilities which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP. “LIBOR” has the meaning assigned to such term in Section 3.7(c). “Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever or any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing) (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any jurisdiction). “Liquidity Covenant” means that the Seller will have a minimum liquidity of $10,000,000, equal to unrestricted cash or Cash Equivalents. “Loan” means any promissory note or other loan documentation originally entered into between an Originator and an Obligor in connection with consumer loans made by such Originator to such Obligor in the ordinary course of such Originator’s business and acquired, directly or indirectly, by the Depositor and the Depositor Loan Trustee for the benefit of the 70 4162-7308-5238.54153-4046-1110.3 Monthly Interest, Class B Deficiency Amount, Class B Additional Interest and Class B Unused Fee respectively; (iv) the amount of the Servicing Fee for such Payment Date; (v) the total amount to be distributed to each Class A Lender and Class B Lender on such Payment Date; (vi) (a) the Aggregate Class A Loan Principal, (b) the Class A Loan Principal of each Lender, (c) the Aggregate Class B Loan Principal and (d) the Class B Loan Principal of each Lender in each case, as of the end of the day on the Payment Date; (vii) the amount of any Advances and Prepayments of the Facility Loans during the related Monthly Period; (viii) One-Month LIBOR for each day during the related Interest Period; (ix) the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period; (x) the date on which the Amortization Period commenced, if applicable; (xi) [Reserved]; (xii) the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period; (xiii) the (a) Liabilities, (b) Adjusted Liabilities, (c) Tangible Net Worth, (d) Leverage Ratio and (ce) Adjusted Leverage Ratio, in each case, of the Parent as of the end of the second preceding Monthly Period (including, in each case, each of the components thereof); (xiv) the aggregate amount of cash and Cash Equivalents of the Seller as of the end of the second preceding Monthly Period; (xv) whether any of the Financial Covenants as of the end of the second preceding Monthly Period or Monthly Collateral Performance Tests as of the end of the preceding Monthly Period, in each case have been breached; (xvi) the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the end of the preceding Monthly Period;

99 4162-7308-5238.54153-4046-1110.3 after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Indebtedness (whether or not such failure shall have been waived under the related agreement); (y) any other event shall occur or condition shall exist under any agreement, mortgage, indenture or instrument relating to any such Indebtedness (as referred to in clause (w) or (x) of this paragraph and shall continue after the applicable grace period (not to exceed 30 days), if any, specified in such agreement, mortgage, indenture or instrument (whether or not such failure shall have been waived under the related agreement), if the effect of such event or condition is to give the applicable debtholders the right (whether acted upon or not) to accelerate the maturity of such Indebtedness (as referred to in clause (w) or (x) of this paragraph) or to terminate the commitment of any lender thereunder, or (z) any such Indebtedness (as referred to in clause (w) or (x) of this paragraph) shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Indebtedness shall be required to be made or the commitment of any lender thereunder terminated, in each case before the stated maturity thereof; (p) the occurrence of an “Event of Default” or similar event or condition under the terms of any Term Indenture; (q) one or more judgments or decrees shall be entered against the Borrower, the Seller, Oportun, LLC or the Servicer, or any Affiliate of any of the foregoing involving in the aggregate a liability (not paid or to the extent not covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 10 Business Days, and the aggregate amount of all such judgments equals or exceeds $2,500,000 (or solely with respect to the Borrower, $0) over the course of any twelve month period; (r) the Overcollateralization Test is not satisfied for more than five (5) Business Days; (s) the breach of any Financial Covenant;, regardless of whether or not such breach has been reported in a Monthly Servicer Report, a Monthly Statement or any other report or certificate required to be delivered under this Agreement or any other Transaction Document by the Borrower, the Seller, Oportun, LLC or the Servicer (or any of their Affiliates); (t) the occurrence of a Servicer Default; (u) [Reserved]; (v) the occurrence of a Change in Control; (w) the failure to pay the Borrowing Base Shortfall in full on any Payment Date; or 4152-2256-0566.2 SCHEDULE II Conformed Copy of Amended Loan Agreement